UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 26, 2020
ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 Seaport Boulevard, Boston, Massachusetts 02210
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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:    (475) 230-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALXN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2020, Alexion Pharmaceuticals, Inc. (the Company) announced that Anne-Marie Law, the Company’s Executive Vice President, Chief Human Experience Officer, had left the Company effective as of August 21, 2020 and will be pursuing other opportunities. Becky Lillie has assumed the role of Chief Human Experience Officer for the Company on an interim basis.

In connection with Ms. Law’s departure, the Company and Ms. Law entered into a Confidential Release and Separation Agreement effective as of September 26, 2020 (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, the Company has agreed to provide certain benefits to Ms. Law, including the following: (i) cash payments equal to 18-months’ salary and target bonus, or approximately $1,860,863, and 18-months of monthly health premiums paid by the Company after deducting applicable taxes and withholding, or approximately $44,709; (ii) acceleration of vesting of all outstanding time-based restricted share unit awards that were at least 50% vested as of August 21, 2020; and (iii) a pro-rated number of outstanding performance share unit awards (prorated based on the number of months Ms. Law was employed during each performance period) will remain outstanding and eligible to vest in accordance with their terms at the end of the applicable performance period. In order to receive the foregoing benefits, Ms. Law executed a general release in favor of the Company and continues to be bound by covenants contained in her employment agreement, including covenants related to confidentiality, non-competition, non-solicitation and non-disparagement.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2020	ALEXION PHARMACEUTICALS, INC.

By: /s/ Doug Barry
Name: Doug Barry
Title: Vice President, Corporate Law